Exhibit 10.45

AMENDMENT NO. 1 TO SETTLEMENT AGREEMENT
Reference is made to the Settlement Agreement (the “Agreement”), dated as of October 23, 2016, by and among WW Investors LLC, Michael L. Ashner and Steven Witkoff (collectively, the “WW Investors”) and New York REIT, Inc., a Maryland corporation (the “Company”). Unless otherwise defined in this Amendment No. 1, capitalized terms have the meanings set forth in the Agreement.
WHEREAS, the Company and the WW Investors desire to amend the Agreement to provide for certain changes to the terms thereof;
NOW, THEREFORE, pursuant to Section 14 of the Agreement, the Company and the WW Investors agree as follows:
Section 1Amendment. Notwithstanding anything in the Agreement to the contrary, the stockholders’ meeting to vote upon the proposed Plan of Liquidation (the “Liquidation Meeting”) may be held separately from the 2016 Annual Meeting; provided that the 2016 Annual Meeting is held prior to the Liquidation Meeting and the Liquidation Meeting is held during the first week of January 2017.
Section 2    Effect on the Agreement. Except as modified by this Amendment No. 1, all of the terms of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. Nothing in this Amendment shall be construed to modify any provision of the Agreement other than those specifically amended as set forth above. This Amendment No. 1 shall be construed as one with the Agreement, and the Agreement shall, where the context requires, be read and construed so as to incorporate this Amendment No. 1.
Section 3    General Provisions. The terms and provisions of Sections 8 through 11 (inclusive) and Section 14 of the Agreement hereby are incorporated by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment No. 1.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of November 22, 2016.

NEW YORK REIT, INC.

By:	/s/ Randolph C. Read
Name: Randolph C. Read
Title: Chairman of the Board

WW INVESTORS LLC

By:	/s/ Michael L. Ashner
Name: Michael L. Ashner
Title: Member

/s/ Michael L. Ashner
Michael L. Ashner

/s/ Steven Witkoff
Steven Witkoff